UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 26, 2003


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                       1-11903               72-2648842
         --------                       -------               ----------
(State or other jurisdiction       (Commission File          (IRS Employer
   of incorporation)                    Number)           Identification Number)


                              4501 N. Fairfax Drive
                               Arlington, VA 22203
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (703) 812-7200

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               EXHIBITS:

EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.1 Underwriting Agreement, dated as of June 26, 2003, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc.

4.1 Indenture, dated as of July 1, 2003, by and among MeriStar Hospitality Corporation, MeriStar Hospitality Operating Partnership, L.P., the guarantors party thereto and U.S. Bank Trust National Association, as trustee.

4.2 Officers' Certificate establishing the terms of MeriStar Hospitality Corporation's 9.50% Convertible Subordinated Notes due 2010.

99.1              Press Release, dated July 1, 2003.

         * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.           REGULATION FD DISCLOSURE

                  MeriStar Hospitality Corporation is furnishing the press release announcing the offering of its 9.50% Convertible Notes due 2010, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2003

                           MERISTAR HOSPITALITY CORPORATION



                           By:  /s/ Jerome J. Kraisinger
                                ---------------------------
                                Jerome J. Kraisinger
                                Executive Vice President,
                                Secretary and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.1 Underwriting Agreement, dated as of June 26, 2003, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc.

4.1 Indenture, dated as of July 1, 2003, by and among MeriStar Hospitality Corporation, MeriStar Hospitality Operating Partnership, L.P., the guarantors party thereto and U.S. Bank Trust National Association, as trustee.

4.2 Officers' Certificate establishing the terms of MeriStar Hospitality Corporation's 9.50% Convertible Subordinated Notes due 2010.

99.1              Press Release, dated July 1, 2003.